EXHIBIT 1

AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of stock of Tuya Inc.

EXECUTED this 14th day of February, 2025.

NEW ENTERPRISE ASSOCIATES 14, L.P.

By:	NEA PARTNERS 14, L.P. General Partner

By:	NEA 14 GP, LTD General Partner

  By:                             *

 Anthony A. Florence, Jr.

 Managing Partner and Co-Chief Executive Officer

  By:                             *

 Mohamad H. Makhzoumi

 Managing Partner and Co-Chief Executive Officer

NEA PARTNERS 14, L.P.

By:	NEA 14 GP, LTD General Partner

  By:                             *

 Anthony A. Florence, Jr.

 Managing Partner and Co-Chief Executive Officer

  By:                             *

 Mohamad H. Makhzoumi

 Managing Partner and Co-Chief Executive Officer

NEA 14 GP, LTD

 By:                             *

  Anthony A. Florence, Jr.

  Managing Partner and Co-Chief Executive Officer

 By:                             *

  Mohamad H. Makhzoumi

  Managing Partner and Co-Chief Executive Officer

NEA 15 Opportunity Fund, L.P.

By:	NEA PARTNERS 15-OF, L.P. General Partner

By:	NEA 15 GP, LLC General Partner

  By:                             *

 Anthony A. Florence, Jr.

 Managing Partner and Co-Chief Executive Officer

  By:                             *

 Mohamad H. Makhzoumi

 Managing Partner and Co-Chief Executive Officer

NEA PARTNERS 15-OF, L.P.

By:	NEA 15 GP, LLC General Partner

  By:                             *

 Anthony A. Florence, Jr.

 Managing Partner and Co-Chief Executive Officer

  By:                             *

 Mohamad H. Makhzoumi

 Managing Partner and Co-Chief Executive Officer

NEA 15 GP, LLC

 By:                             *

  Anthony A. Florence, Jr.

  Managing Partner and Co-Chief Executive Officer

 By:                             *

  Mohamad H. Makhzoumi

  Managing Partner and Co-Chief Executive Officer

                 *

Forest Baskett

                 *

Anthony A. Florence, Jr.

                 *

Patrick J. Kerins

                 *

Mohamad H. Makhzoumi

                 *

Scott D. Sandell

*/s/ Zachary Bambach

  Zachary Bambach

  As attorney-in-fact

This Agreement was executed by Zachary Bambach on behalf of the individuals listed above pursuant to a Power of Attorney a copy of which is attached as Exhibit 2.